Discovery Labs Secures $35 Million Committed Equity Financing Facility

Warrington, PA — June 14, 2010 — Discovery Laboratories, Inc. (Nasdaq: DSCO), announced today that it has secured a new Committed Equity Financing Facility (2010 CEFF) with Kingsbridge Capital Limited, a private investment group, in which Kingsbridge has committed to provide up to $35 million of capital over a three-year period through the purchase of up to approximately 31.6 million newly-issued shares of Discovery Labs’ common stock.    Under the terms of the CEFF agreement, Discovery Labs will be able determine the exact timing and amount of any financings, subject to certain conditions and limitations.

The 2010 CEFF represents a source of capital that will allow Discovery Labs, in its sole discretion, to access capital from time to time by requiring Kingsbridge to purchase a specified dollar amount of shares of Discovery Labs’ common stock at pre-defined terms. Discovery Labs is not obligated to use any of the $35 million available under the 2010 CEFF.  The 2010 CEFF does not restrict Discovery Labs’ operating activities and does not prohibit Discovery Labs from entering into or completing debt or equity financings, other than those that would involve certain future-priced securities.

John G. Cooper, Executive Vice President and Chief Financial Officer of Discovery Labs, commented, “This CEFF provides us with an important financing option. The facility provides a competitive cost of capital and flexible structure and should further strengthen our position as we work to resolve the sole remaining issue necessary to potentially gain FDA approval for Surfaxin® for the prevention of respiratory distress syndrome (RDS) in 2011 and advance the development of Surfaxin LSTM and Aerosurf®, which we believe hold the promise to significantly advance neonatal respiratory medicine”.

In connection with the 2010 CEFF, Discovery Labs issued a warrant to Kingsbridge to purchase up to 1,250,000 shares of common stock at an exercise price of $0.4459 per share, which represents a 30% premium over  the closing price of Discovery Labs’ common stock on the date of issuance.  The warrant will be exercisable beginning six months from the date of the agreement and will remain exercisable for five years.

The securities issuable in connection with the  CEFF, the warrant and the shares issuable upon the exercise of the warrant issued to Kingsbridge have been registered under the Securities Act of 1933 pursuant to a registration statement previously declared effective by the Securities and Exchange Commission and a prospectus, forming a part of the effective registration statement.    This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

About Discovery Labs
Discovery Laboratories, Inc. is a biotechnology company developing KL4 surfactant therapies for respiratory diseases.  Surfactants are produced naturally in the lungs and are essential for breathing.  Discovery Labs’ novel proprietary KL4 surfactant technology produces a synthetic, peptide-containing surfactant that is structurally similar to pulmonary surfactant and is being developed in liquid, aerosol or lyophilized formulations.  In addition, Discovery Labs’ proprietary capillary aerosolization technology produces a dense aerosol, with a defined particle size that is capable of potentially delivering aerosolized KL4 surfactant to the deep lung without the complications currently associated with liquid surfactant administration.  Discovery Labs believes that its proprietary technology platform makes it possible, for the first time, to develop a significant pipeline of surfactant products to address a variety of respiratory diseases for which there frequently are few or no approved therapies. For more information, please visit our website at www.Discoverylabs.com.

Forward-Looking Statements
To the extent that statements in this press release are not strictly historical, all such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made.  Examples of such risks and uncertainties are: risks relating to the rigorous regulatory requirements required for approval of any drug or drug-device combination products that Discovery Labs may develop, including that: (a) Discovery Labs and the U.S. Food and Drug Administration (FDA) or other regulatory authorities will not be able to agree on the matters raised during regulatory reviews, or Discovery Labs may be required to conduct significant additional activities to potentially gain approval of its product candidates, if ever, (b) the FDA or other regulatory authorities may not accept or may withhold or delay consideration of any of Discovery Labs’ applications, or may not approve or may limit approval of Discovery Labs’ products to particular indications or impose unanticipated label limitations, and (c) changes in the national or international political and regulatory environment may make it more difficult to gain FDA or other regulatory approval; risks relating to Discovery Labs’ research and development activities, including (i) time-consuming and expensive pre-clinical studies, clinical trials and other efforts, which may be subject to potentially significant delays or regulatory holds, or fail, and (ii) the need for sophisticated and extensive analytical methodologies, including an acceptable biological activity test, if required, as well as other quality control release and stability tests to satisfy the requirements of the regulatory authorities; risks relating to Discovery Labs’ ability to develop and manufacture drug products and capillary aerosolization systems for clinical studies, and, if approved, for commercialization of drug and combination drug-device products, including risks of technology transfers to contract manufacturers and problems or delays encountered by Discovery Labs, its contract manufacturers or suppliers in manufacturing drug products, drug substances and capillary aerosolization systems on a timely basis or in an amount sufficient to support Discovery Labs’ development efforts and, if approved, commercialization; the risk that Discovery Labs may be unable to identify potential strategic partners or collaborators to develop and commercialize its products, if approved, in a timely manner, if at all; the risk that Discovery Labs will not be able in a changing financial market to raise additional capital or enter into strategic alliances or collaboration agreements, or that the ongoing credit crisis will adversely affect the ability of Discovery Labs to fund its activities, or that additional financings could result in substantial equity dilution; the risk that Discovery Labs will not be able to access credit from its committed equity financing facilities (CEFFs), or that the minimum share price at which Discovery Labs may access the CEFFs from time to time will prevent Discovery Labs from accessing the full dollar amount potentially available under the CEFFs; the risk that Discovery Labs or its strategic partners or collaborators will not be able to retain, or attract, qualified personnel; the risk that Discovery Labs will be unable to regain compliance with The Nasdaq Capital Market listing requirements prior to the expiration of the additional grace period currently in effect, which could cause the price of Discovery Labs’ common stock to decline; the risk that recurring losses, negative cash flows and the inability to raise additional capital could threaten Discovery Labs’ ability to continue as a going concern; the risks that Discovery Labs may be unable to maintain and protect the patents and licenses related to its products, or other companies may develop competing therapies and/or technologies, or health care reform may adversely affect Discovery Labs; risks of legal proceedings, including securities actions and product liability claims; risks relating to health care reform; and other risks and uncertainties described in Discovery Labs’ filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

Contact Information:
John G. Cooper, EVP and Chief Financial Officer
215-488-9300